UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2023 (January 23, 2023)

Panacea Life Sciences Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-38190	27-1085858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5910 South University Blvd, C18-193

Greenwood Village, CO 80121

(Address of principal executive offices, including zip code)

(800) 985-0515

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On January 23, 2023, Panacea Life Sciences Holdings, Inc. (the “Company,” “Panacea,” “we,” or “our”) and N7 Enterprises, Inc. (“N7 Enterprises”), issued a joint press release (the “Press Release”) announcing that on January 19, 2023, the Company and N7 Enterprises entered into a non-binding (other than as set forth therein) letter of intent (the “Letter of Intent”) that sets terms and conditions for the proposed acquisition of N7 Enterprises by Panacea. Subject to the terms and conditions set forth in the Letter of Intent, a newly formed subsidiary of Panacea would merge with and into N7 Enterprises (the “Merger”) and N7 Enterprises would become our wholly owned subsidiary.

Pursuant to the Letter of Intent, the Company and N7 Enterprises agreed to negotiate and enter into a definite merger and share exchange purchase agreement (the “Definitive Agreement”) to effect the acquisition of N7 Enterprises through the Merger. Under the Letter of Intent, and subject to the negotiation of the Definitive Agreement, at the time of the Merger we would issue to N7 Enterprises’ stockholders 22.2 million shares of Panacea common stock. The Letter of Intent is binding only as pertaining to confidentiality for all parties and exclusivity for N7 Enterprises.

The closing of the Merger will be subject to the satisfaction or waiver of customary conditions to closing, as shall be set forth in the Definitive Agreement, including satisfactory completion of the Company’s due diligence review and the approval of the Company’s board of directors. Subject to the satisfaction of the foregoing conditions, the Merger may close on or around February 28, 2023. There can be no assurance that the Company and N7 Enterprises will enter into a Definitive Agreement, or that the Merger will be consummated.

The above description of the Press Release is qualified in its entirety by reference to the Press Release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1*	Press Release dated January 23, 2023
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANACEA LIFE SCIENCES HOLDINGS, INC.

	By:	/s/ Leslie Buttorff
Date: January 23, 2023		Leslie Buttorff
Principal Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1*	Press Release dated January 23, 2023
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

* Filed herewith.